MuniMae Announces Third Quarter 2013 Results and Investor Conference Call

BALTIMORE, Nov. 14, 2013 /PRNewswire/ -- Municipal Mortgage & Equity, LLC (OTC: MMAB) ("MuniMae" or "the Company,") filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 (the "Third Quarter 2013 Report") with the SEC on November 14, 2013.

The Company reported common shareholders' equity of $51.6 million at September 30, 2013 ($1.22 per common share), representing a decline of $13.0 million from common shareholders' equity of $64.6 million at June 30, 2013 ($1.53 per common share) and an increase of $6.7 million from common shareholders' equity of $44.9 million at December 31, 2012 ($1.06 per common share).

The Company reported comprehensive losses to common shareholders of $9.7 million for the quarter ended September 30, 2013 and comprehensive income to common shareholders of $9.3 million for the nine months ended September 30, 2013.

The Company's comprehensive loss to common shareholders for the quarter ended September 30, 2013 was comprised of net income allocable to common shareholders of $73.3 million which was more than offset by other comprehensive losses allocable to common shareholders of $83.0 million. On July 3, 2013, the Company sold its common shares in MuniMae TE Bond Subsidiary, LLC ("TEB") to Merrill Lynch Portfolio Management, Inc ("Purchaser") which resulted in a transfer of $75.7 million in unrealized bond gains, that had been recorded in periods prior to the sale, from "accumulated other comprehensive income" to net income allocable to common shareholders resulting in no change to overall common shareholders' equity.

Total comprehensive loss to common shareholders of $9.7 million was primarily attributable to $4.1 million of net core expense (lines 5 and 8 on Attachment B) as well as $5.3 million of unrealized bond losses arising during the third quarter on bonds held at September 30, 2013 that are included in the $83.0 million of losses referred to above, but were not transferred to net income during the period. Common shareholders' equity declined by $13.0 million for the third quarter. This decline included a $3.0 million reduction to common equity as a result of the transfer of perpetual preferred shares to the Purchaser and a $0.3 million reduction to common equity on common share repurchases in addition to the $9.7 million of comprehensive losses.

Additional Financial Information

Additional financial information is reflected on Exhibits A and B and will be used during the Company's upcoming conference call. Exhibit A is a non-GAAP presentation that provides an Adjusted Balance Sheet showing on a deconsolidated basis the Company's assets and liabilities that underlie the Company's reported common shareholders' equity at September 30, 2013 and December 31, 2012. Exhibit B is a non-GAAP presentation that provides an Adjusted Income Statement that is a direct attribution of the Company's operating activities that are reported through the collection of the following line items within the Company's GAAP financial statements including: Revenue from consolidated funds and ventures ("CFVs"); Expenses from CFVs; Net gains related to CFVs; Equity in losses from Lower Tier Property Partnerships ("LTPPs") of CFVs; Net losses (income) allocable to noncontrolling interests in CFVs and International Housing Solutions ("IHS"), and Income from discontinued operations, net of tax.

These non-GAAP measures are used by management and are disclosed supplementally to provide investors a tool to more easily understand the Company's operating results and financial position. Exhibit C reconciles the non-GAAP historical presentation contained in Exhibit A to the Company's GAAP Consolidated Balance Sheets contained in the Company's Third Quarter 2013 Report. Exhibit D reconciles the non-GAAP presentation contained in Exhibit B to the Company's Consolidated Statements of Operations contained in the Company's Third Quarter 2013 Report.

Share Buyback Plan

As of November 8, 2013, we have repurchased 1.1 million shares of the Company's stock at an average price of $1.34 per share resulting in a reduction to common equity of $1.5 million. This reduction includes $0.5 million which was recorded for the first nine months of 2013 and $1.0 million that will be recorded during the fourth quarter of 2013 on shares repurchased between October 1, 2013 and November 8, 2013. For purposes of the buyback program, the common equity per share of $1.22 reported with the filing of this Form 10-Q represents the new price limit for our share buyback. This price limit will remain in effect until we file our 2013 Form 10-K, which we expect to file on or before March 31, 2014.

Conference Call Information

The Company plans to host a conference call on Wednesday, November 20, 2013 at 4:30 p.m. ET to provide a business update and review financial results for the quarter. The conference call will be webcast. All interested parties are welcome to join the live webcast, which can be accessed through the Company's web site at www.munimae.com, under Investor Relations. Participants may also join the conference call by dialing toll free 1-877-870-4263 or 1-412-317-0790 for international participants and 1-855-669-9657 for Canadian participants.

An archived replay of the event will be available one hour after the event through 9:00 a.m. on December 4, 2013, toll free at 1-877-344-7529, or 1-412-317-0088 for international participants (Passcode: 10037187).

The Form 10-Q is posted to MuniMae's web site at www.munimae.com, under Investor Relations, and is available at the Securities and Exchange Commission's web site at www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

This Release contains forward-looking statements intended to qualify for the safe harbor contained in Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements often include words such as "may," "will," "should," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "seek," "would," "could," and similar words or are made in connection with discussions of future operating or financial performance.

Forward-looking statements reflect our management's expectations at the date of this Release regarding future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. Our actual results and financial condition may differ materially from what is anticipated in the forward-looking statements. There are many factors that could cause actual conditions, events or results to differ from those anticipated by the forward-looking statements contained in this Release. These factors include changes in market conditions that affect the willingness of potential investors or lenders to provide us with debt or equity, changes in market conditions that affect the value or marketability of assets we own, changes in market conditions or other factors that affect our access to cash that we may need to meet our commitments to other persons, changes in interest rates or other conditions that affect the value of mortgage loans we have made, changes in interest rates that affect our cost of funds, tax laws, environmental laws or other conditions that affect the value of the real estate underlying mortgage loans we own, and changes in tax laws or other things beyond our control that affect the tax benefits available to us and our investors. Readers are cautioned not to place undue reliance on forward-looking statements. We have not undertaken to update any forward-looking statements in this Release.

MUNIMAE: INTEGRITY. INNOVATION. SERVICE.
www.MuniMae.com

Municipal Mortgage & Equity, LLC Adjusted Balance Sheets (unaudited)

(in thousands, except per share data)		Adjusted Balance Sheet September 30, 2013	Adjusted Balance Sheet December 31, 2012
	ASSETS
1	Cash and cash equivalents	$45,605	$50,857
2	Adjusted restricted cash(1)	35,004	1,356
3	Adjusted bonds available–for-sale(1)	288,914	1,083,200
4	Adjusted investment in SA Fund(1)	3,608	3,389
5	Adjusted real estate held-for-use, net(1)	24,302	24,022
6	Investment in preferred stock	31,371	31,371
7	Adjusted other assets(1)	19,031	36,152
8	Total assets	$447,835	$1,230,347
	LIABILITIES AND EQUITY
9	Adjusted debt(1)	$364,984	$987,526
10	Derivative liabilities	662	3,544
11	Accounts payable and accrued expenses	7,833	12,498
12	Adjusted deferred revenue(1)	19,252	17,848
13	Adjusted other liabilities(1)	4,958	10,031
14	Total liabilities	$397,689	$1,031,447
	Equity:
15	Perpetual preferred shareholders' equity in a subsidiary company	$-	$155,033
16	Adjusted noncontrolling interests in CFVs and IHS(1)(2)	(1,451)	(1,034)
	Common shareholders' equity:
17	Common shares, no par value	15,741	(93,786)
18	Accumulated other comprehensive income	35,856	138,687
19	Total common shareholders' equity	51,597	44,901
20	Total equity	50,146	198,900
21	Total liabilities and equity	$447,835	$1,230,347
	Common shareholders' equity per share
22	Total common shareholders' equity	$51,597	$44,901
23	Common shares outstanding(2)	42,213	42,512
24	Common shareholders' equity per common share	$1.22	$1.06
	Fully diluted common shareholders' equity per share
25	Diluted common shareholders' equity(3)	$53,922	$45,270
26	Diluted common shares outstanding(4)	43,787	42,921
27	Fully diluted common shareholders' equity per common share	$1.23	$1.05

(1)

 Indicates a non-GAAP financial measure. See Exhibit C for a reconciliation between the Adjusted Balance Sheet at September 30, 2013 and December 31, 2012, as presented above, and the Consolidated Balance Sheets included with the Company's Third Quarter 2013 Report.  Rows not indicated by the footnote reflect amounts as presented on the Company's Consolidated Balance Sheets included with the Company's Third Quarter 2013 Report.

(2)	Includes shares issued and outstanding as well as non-employee directors' and employee vested deferred shares.
(3)

Excludes the Company's liability for options held by employees ($2.1 million and $0.4 million at September 30, 2013 and December 31, 2012, respectively) and unvested time based deferred shares of $0.2 million at September 31, 2013.

(4)

Includes the common stock equivalents associated with unvested share awards as well as in-the-money option awards unless they are contingent upon a certain share price that has not yet been achieved.  The common stock equivalents (and gross share awards outstanding) were 1.6 million (2.0 million) and 0.4 million (1.7 million) at September 30, 2013 and December 31, 2012, respectively.

Municipal Mortgage & Equity, LLC Adjusted Income Statement

		For the three months ended Sept 30,			For the nine months ended Sept 30,
	(in thousands, unaudited)	2013	2012		2013	2012
1	Adjusted bond interest income(1)	$4,488	$17,932		$37,564	$53,605
2	Income on preferred stock investment	1,326	1,340		3,935	4,429
3	Adjusted asset management fees (1)	1,079	1,147		3,211	4,193
4	Adjusted other income(1)	784	506		1,784	1,710
5	Total income	7,677	20,925		46,494	63,937

6	Adjusted interest expense(1)	(6,009)	(14,520)		(38,012)	(44,366)
7	Adjusted operating expenses(1)	(5,805)	(5,893)		(22,746)	(18,736)
8	Total expense	(11,814)	(20,413)		(60,758)	(63,102)

9	Net gains (losses) on assets and derivatives	76,404	(633)		78,509	(1,768)
10	Net (losses) gains on early extinguishment of liabilities	(84)	132		36,179	601
11	Net gains due to real estate consolidation and foreclosure	2,411	2,853		10,895	5,404
12	Adjusted other net (losses) gains (1)	(1,155)	(2,122)		(486)	1,967
13	Income tax (expense) benefit	(123)	(24)		1,309	(65)
14	Net income to common shareholders	$73,316	$718		$112,142	$6,974

15	Total other comprehensive (loss) income to common shareholders	(83,050)	12,208		(102,831)	26,499
16	Comprehensive (loss) income to common shareholders	$(9,734)	$12,926	$	$ 9,311	$33,473

(1)

Indicates a non-GAAP financial measure.  See Exhibit D for a reconciliation between the adjusted measures presented above and the Consolidated Statements of Operations included with the Company's Third Quarter 2013 Report.

	Municipal Mortgage & Equity, LLC Reconciliation of Adjusted Balance Sheet
			September 30, 2013						December 31, 2012
(in thousands, unaudited)			GAAP Balance Sheet		Consolidation Adjustments			Adjusted Balance Sheet	GAAP Balance Sheet		Consolidation Adjustments		Adjusted Balance Sheet
	ASSETS
1	Cash and cash equivalents		$45,605	$	−			$45,605	$50,857	$	−		$50,857
2	Adjusted restricted cash		90,949		(55,945)	(1)		35,004	55,313		(53,957)	(1)	1,356
3	Adjusted bonds available-for-sale		196,485		92,429	(2)		288,914	969,394		113,806	(2)	1,083,200
4	Adjusted investments in Lower Tier Property Partnerships related to CFVs		299,730		(299,730)	(1)		−	333,335		(333,335)	(1)	−
5	Adjusted SA Fund investments		157,791		(157,791)	(1)		−	161,433		(161,433)	(1)	−
6	Adjusted investment in SA Fund		−		3,608	(3)		3,608	−		3,389	(3)	3,389
7	Adjusted real estate held-for-use, net		121,863		(97,561)	(4)		24,302	129,687		(105,665)	(4)	24,022
8	Adjusted real estate held-for-sale related to CFVs		51,836		(51,836)	(1)		−	15,338		(15,338)	(1)	−
9	Investment in preferred stock		31,371		−			31,371	31,371		−		31,371
10	Adjusted other assets		44,226		(25,195)	(5)		19,031	55,024		(18,872)	(5)	36,152
11	Total assets		$1,039,856		$(592,021)			$447,835	$1,801,752		$(571,405)		$1,230,347
	LIABILITIES AND EQUITY
12	Adjusted debt		$461,126		$(96,142)	(1)		$364,984	$1,042,959		$(55,433)	(1)	$987,526
13	Derivative liabilities		662		−			662	3,544		−		3,544
14	Accounts payable and accrued expenses		7,833		−			7,833	12,498		−		12,498
15	Adjusted unfunded equity commitments to Lower Tier Property Partnerships related to CFVs		13,461		(13,461)	(1)		−	15,881		(15,881)	(1)	−
16	Adjusted deferred revenue		−		19,252	(6)		19,252	−		17,848	(6)	17,848
17	Adjusted other liabilities		17,281		(12,323)	(7)		4,958	15,145		(5,114)	(7)	10,031
18	Total liabilities		$500,363		$(102,674)			$397,689	$1,090,027		$(58,580)		$1,031,447
	Equity:
19	Perpetual preferred shareholders' equity in a subsidiary company	$	−	$	−		$	−	$155,033	$	−		$155,033
20	Adjusted noncontrolling interests in CFVs and IHS		487,896		(489,347)	(8)		(1,451)	511,791		(512,825)	(8)	(1,034)
	Common shareholders' equity:
21	Common shares, no par value		15,741		−			15,741	(93,786)		−		(93,786)
22	Accumulated other comprehensive income		35,856		−			35,856	138,687		−		138,687
23	Total common shareholders' equity		51,597		−			51,597	44,901		−		44,901
24	Total equity		539,493		(489,347)			50,146	711,725		(512,825)		198,900
25	Total liabilities and equity		$1,039,856		$(592,021)			$447,835	$1,801,752		$(571,405)		$1,230,347

(1)	Each of these adjustments are reflected on the Company's Consolidated Balance Sheets included with the Third Quarter 2013 Report and denoted as balances related to CFVs.
(2)

Represents the carrying basis of the bonds eliminated in consolidation.  This amount excludes net unrealized gains occurring since consolidation that have not been reflected in the Company's common shareholders' equity given that the Company is required to consolidate and account for the real estate, which prohibits an increase in value from its original cost basis until the real estate is sold ($32.5 million at September 30, 2013 and $10.7 million at December 31, 2012).

(3)	Represents the Company's equity investment in the SA Fund that it manages that was eliminated in consolidation.
(4)

Represents the removal of real estate related to CFVs as denoted on the Company's Consolidated Balance Sheets ($103.6 million at September 30, 2013 and $111.9 million at December 31, 2012).  This amount was offset by the addition of an investment in a real estate partnership which was included within other assets on the Company's Consolidated Balance Sheets ($6.0 million at September 30, 2013 and $6.2 million at December 31, 2012).

(5)

Represents the removal of other assets related to CFVs as denoted on the Company's Consolidated Balance Sheets ($23.7 million at September 30, 2013 and $17.6 million at December 31, 2012) as well as the reclassification of an investment in a real estate partnership from other assets to real estate held-for-use, net (as discussed in note 4 above).  These amounts were offset by other assets attributable to the Company that were eliminated in consolidation of $4.5 million at September 30, 2013 and $4.9 million at December 31, 2012.

(6)

Represents deferred revenue attributable to the Company that was eliminated in consolidation of $17.1 million at September 30, 2013 and $15.5 million at December 31, 2012 (primarily related to unamortized guarantee fees that the Company received in connection with its low income housing tax credit funds ("LIHTC Funds")).  This amount also includes deferred revenue of $2.2 million at September 30, 2013 and $2.3 million at December 31, 2012 which was included within other liabilities on the Company's Consolidated Balance Sheets.

(7)

Represents the removal of other liabilities related to CFVs as denoted on the Company's Consolidated Balance Sheets ($10.2 million at September 30, 2013 and $6.2 million at December 31, 2012) as well as the reclassification of deferred revenue (as discussed in note 6 above).  These amounts were offset by the addition of other liabilities of $3.4 million at December 31, 2012 attributable to the Company that were eliminated in consolidation.

(8)

Represents the amount of noncontrolling interest attributable to the Company's consolidated LIHTC Funds, SA Fund and Lower Tier Property Partnerships.  It does not include the noncontrolling interest attributable to IHS.

Municipal Mortgage & Equity, LLC Reconciliation of Adjusted Income Statement
	(in thousands, unaudited)	For the three months ended September 30,				For the nine months ended September 30,
	Adjusted Bond Interest Income	2013		2012		2013		2012
1	Interest on bonds on the Consolidated Statements of Operations ("Income Statement" or "I/S")	$4,214		$15,998		$34,677		$49,467
2	Note 15 - Discontinued Operations - Interest income	−	(b)	765	(b)	1,108	(b)	2,349	(b)
3	Note 16 - CFVs - Interest income	274	(a)	1,169	(a)	1,779	(a)	1,789	(a)
4	Total	$4,488		$17,932		$37,564		$53,605
	Adjusted Asset Management Fees
5	Note 16 - CFVs - Asset management fees	$888	(a)	$937	(a)	$2,629	(a)	$3,521	(a)
6	Reported through Other income on the Income Statement	191		210		582		672
7	Total	$1,079		$1,147		$3,211		$4,193
	Adjusted Other Income
8	Interest on loans and short-term investments on the I/S	$166		$227		$500		$720
9	Reported through Other income on the Income Statement	618		279		1,284		990
10	Total	$784		$506		$1,784		$1,710
	Adjusted Interest Expense
11	Total interest expense on the Income Statement	$2,199		$6,547		$22,213		$20,090
12	Interest expense on the Income Statement (reported through operating and other expenses)	3,628		4,639		11,374		14,179
13	Income allocable to perpetual preferred shareholders on the Income Statement	36		2,284		3,714		6,852
14	Reported through Net gains (losses ) on assets and derivatives on the Income Statement	146		1,050		711		3,245
15	Total	$6,009		$14,520		$38,012		$44,366
	Adjusted Operating Expenses
16	Salaries and benefits on the Income Statement	$2,895		$2,457		$10,045		$7,757
17	General and administrative on the Income Statement	1,102		1,286		3,528		3,814
18	Professional fees on the Income Statement	1,375		1,525		6,777		5,163
19	Reported through Other expenses on the Income Statement	433		625		2,396		2,002
20	Total	$5,805		$5,893		$22,746		$18,736

	(in thousands, unaudited)	For the three months ended September 30,				For the nine months ended September 30,
	Adjusted Other Net Gains (Losses)
21	Reported through Other expense on the Income Statement	$(745)		$(330)		$(2,569)		$(948)
22	Reported through Net gains (losses) on assets and derivatives on the Income Statement	145		1,050		711		3,245
23	Reported through Impairment on bonds on the Income Statement	(939)		(2,282)		(1,772)		(3,369)
24	Reported through Net loan loss (recovery) on the Income Statement	(5)		1,363		(5)		5,647
25	Note 15 - Discontinued Operations - Other income	399	(b)	478	(b)	1,268	(b)	1,476	(b)
26	Note 15 - Discontinued Operations – Other expense	(245)	(b)	(1,636)	(b)	(1,161)	(b)	(2,483)	(b)
27	Note 15 - Discontinued Operations – Net gains on disposal of REO	95	(b)	−	(b)	95	(b)	−	(b)
28	Note 15 - Discontinued Operations - Net gains on redemption of bonds	25	(b)	−	(b)	3,905	(b)	−	(b)
29	Note 16 - CFVs - Guarantee fees	331	(a)	331	(a)	993	(a)	1,042	(a)
30	Note 16 - CFVs - Equity in losses from LTPPs	(383)	(a)	(1,092)	(a)	(2,821)	(a)	(3,031)	(a)
31	Note 16 - CFVs - Equity in income from SA Fund	151	(a)	(99)	(a)	643	(a)	165	(a)
32	Note 16 - CFVs - Other expenses	(125)	(a)	(44)	(a)	(262)	(a)	(135)	(a)
33	Equity in income from IHS reported through an allocation of income	140	(a)	139	(a)	489	(a)	358	(a)
34	Total	$(1,155)		$(2,122)		$(486)		$1,967
	Activity Related to CFVs
35	Revenue from CFVs on the Income Statement	$7,475		$4,067		$16,880		$8,458
36	Expense from CFVs on the Income Statement	(14,854)		(9,039)		(39,948)		(21,123)
37	Net gains (losses) related to CFVs on the Income Statement	3,812		(4,608)		27,732		5,407
38	Equity in losses from LTPPs of CFVs on the Income Statement	(6,343)		(6,486)		(20,129)		(25,917)
39	Net losses allocable to noncontrolling interest in CFVs and IHS - continuing perations on the Income Statement	11,186		17,407		18,915		36,884
40	Total	$1,276		$1,341		$3,450		$3,709
41	Sum of note (a) line items	$1,276		$1,341		$3,450		$3,709
	Discontinued operations
42	Income from discontinued operations, net of tax on the Income Statement	$403		$602		$6,527		$694
43	Net (income) losses allocable to noncontrolling interest in CFVs and IHS - discontinued operations on the Income Statement	(129)		(995)		(1,312)		648
44	Total	$274		$(393)		$5,215		$1,342
45	Sum of note (b) line items	$274		$(393)		$5,215		$1,342

CONTACT: MuniMae, Brooks Martin, Investor Relations, 855-650-6932